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                                                                   EXHIBIT 23.11


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated April 21, 1995 relating to the financial statements of United International Investments as of and for the year ended December 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Denver, Colorado
February 27, 1998